carbonite.com 1 Carbonite, Inc. Q3 2017 Financial Results November 2, 2017

carbonite.com 2 Safe Harbor Statement Certain matters discussed in these slides and accompanying oral presentation have "forward-looking statements" intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements may generally be identified as such because the context of such statements will include words such as "anticipate," "believe," "could," "estimate," "expect," "intend," "may," "plan," "potential," "predict," "project," "should," "will," "would" or words of similar import. Similarly, statements that describe the Company's future plans, objectives or goals are also forward-looking statements. Such forward-looking statements are subject to risks, uncertainties and other important factors that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by such forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, our ability to profitably attract new customers and retain existing customers, our dependence on the market for cloud backup services, our ability to manage growth, changes in economic or regulatory conditions or other trends affecting the Internet and the information technology industry, and those discussed in the section titled "Risk Factors" in our Annual Report on Form 10-K for the fiscal year ended December 31, 2016 filed with the Securities and Exchange Commission (the "SEC"), which is available on www.sec.gov, and elsewhere in any subsequent periodic or current reports filed by us with the SEC. Except as required by applicable law, we do not undertake any obligation to update our forward-looking statements to reflect future events, new information or circumstances. This presentation contains non-GAAP financial measures including, but not limited to, Bookings, non-GAAP Revenue, non-GAAP Gross Margin, non-GAAP Net Income and non-GAAP Net Income Per Share, and Adjusted Free Cash Flow. A reconciliation to GAAP can be found in the financial schedules included in our most recent earnings press release located on Carbonite’s website, http://investor.carbonite.com, in the Company’s filings or with the SEC at www.sec.gov. The presentation of non-GAAP financial information should not be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

carbonite.com 3 Financial Results Conference Call Details What: Carbonite Q3 2017 Financial Results Conference Call When: Thursday, November 2, 2017 Time: 5:30 p.m. ET Live Call: 877-303-1393 (U.S.) 315-625-3228 (International) Conference ID: 96198014 Live and Recorded Webcast: http://investor.carbonite.com

carbonite.com 4 Definitions of non-GAAP Measures Bookings: Bookings represent the aggregate dollar value of customer subscriptions and software arrangements, which may include multiple revenue elements, such as software licenses, hardware, professional services and post-contractual support, received during a period and are calculated as revenue recognized during a particular period plus the change in total deferred revenue, excluding deferred revenue recorded in connection with acquisitions and divestitures, net of foreign exchange during the same period. Non-GAAP revenue: Excludes the impact of purchase accounting adjustments in connection with acquisitions. Non-GAAP gross margin: Excludes the impact of purchase accounting adjustments for significant acquisitions, amortization expense on intangible assets, stock-based compensation expense, and acquisition-related expense. Non-GAAP net income and non-GAAP net income per share: Non-GAAP net income and non-GAAP net income per share excludes the impact of purchase accounting adjustments for significant acquisitions, amortization expense on intangible assets, stock-based compensation expense, litigation-related expense, restructuring-related expense, acquisition-related expense, non-cash convertible debt interest expense, and the income tax effect of non-GAAP adjustments. Adjusted Free cash flow: Adjusted free cash flow is calculated by subtracting the cash paid for the purchase of property and equipment and adding the payments related to acquisition-related payments, restructuring-related payments, litigation-related payments and the cash portion of the lease exit charge from net cash provided by operating activities. For a full reconciliation of GAAP to non-GAAP, please visit the investor relations portion of the Carbonite web site – investor.carbonite.com

carbonite.com 5 Recent Financial and Operating Highlights Consistent financial performance Proven acquisition growth strategy Steady growth and improving margins Strong team executing well Carbonite surpassed $1 Billion in lifetime company bookings

carbonite.com 6 Website and Branding Launch The Wall Street Journal

carbonite.com 7 Summary Q3 Financial Results Q3 2017 Outlook Q3 2017 Results GAAP Revenue $59.0 M to $61.0 M $61.6 M (+19% YoY) Non-GAAP Revenue $60.5 M to $62.5 M $63.1 M (+20% YoY) GAAP Net Loss Per Share Not guided $(0.13) Non-GAAP Net Income Per Share (Diluted) $0.19 to $0.21 $0.25 Consumer Bookings Not guided $19.5 M (-5% YoY) Business Bookings Not guided $40.2 M (+40% YoY) Adjusted Free Cash Flow Not guided $6.0 M *With respect to expectations under “Q3 2017 Outlook" above, the Company has not reconciled non-GAAP net income per share to net income (loss) per share because we do not provide guidance for stock-based compensation expense, litigation-related expense, restructuring-related expense, acquisition-related expense, amortization expense on intangible assets and the income tax effect of non-GAAP adjustments as we are unable to quantify certain of these amounts that would be required to be included in the GAAP measure without unreasonable efforts. In addition, the Company believes such reconciliations would imply a degree of precision that would be confusing or misleading to investors. Source: SEC Filings; For a full reconciliation of GAAP to non-GAAP, please visit the investor relations portion of the Carbonite web site – investor.carbonite.com

carbonite.com 8 Subscription Business Bookings Bookings Growth $19 $32 $40 $55 $124$80 $84 $88 $90 $85 2012 2013 2014 2015 2016 Annual Bookings ($M) Approximate, may not foot due to rounding. Source: SEC Filings and company estimates; For a full reconciliation of GAAP to non-GAAP, please visit the investor relations portion of the Carbonite web site – investor.carbonite.com $98 $32.3 $28.8 $33.9 $40.1 $43.0 $40.2 $21.4 $20.4 $20.1 $22.0 $20.9 $19.5 $24.5 $23.4 $26.1 $27.3 $29.3 $27.6 Q2 '16 Q3 '16 Q4 '16 Q1 '17 Q2 '17 Q3 '17 Quarterly Bookings ($M) $53.7 $63.9 $209 $116 $128 $145 $49.2 $54.0 $62.1 Business BookingsConsumer Bookings +21% Q3 ’17 YoY growth -5% +40% +18% $59.7

carbonite.com 9 Revenue and Gross Margin $52.5 $53.9 $59.1 $61.1 $63.1 Q3 '16 Q4 '16 Q1 '17 Q2 '17 Q3 '17 Non-GAAP Revenue ($M) Source: SEC Filings; For a full reconciliation of GAAP to non-GAAP, please visit the investor relations portion of the Carbonite web site – investor.carbonite.com 72.2% 74.0% 73.8% 74.1% 76.3% Q3 '16 Q4 '16 Q1 '17 Q2 '17 Q3 '17 Non-GAAP Gross Margin (%) +410 Bps

CARBONITE

Business Outlook (as of November 2, 2017)*

	Q4 2017 Outlook	FY 2017 Outlook
GAAP Revenue	$61.5 M to $63.5 M	$239.2 M to $241.2 M
Non-GAAP Revenue	$63.0 M to $65.0 M	$246.3 M to $248.3 M
Non-GAAP Net Income Per Share (Diluted)	$0.27 to $0.31	$0.76 to $0.80
Business Bookings	*Not guided*	$163.8 M to $168.8 M
Consumer Bookings YoY Growth	*Not guided*	(10%) to 0% growth
Non-GAAP Gross Margin	*Not guided*	~75.0%
Adjusted Free Cash Flow	*Not guided*	$16.0 M to $20.0 M

*With respect to our expectations under "Business Outlook" above, the Company has not reconciled non-GAAP net income per share to net income (loss) per share because we do not provide guidance for stock-based compensation expense, litigation-related expense, restructuring-related expense, acquisition-related expense, amortization expense on intangible assets, non-cash convertible debt interest expense, and the income tax effect of non-GAAP adjustments as we are unable to quantify certain of these amounts that would be required to be included in the GAAP measure without unreasonable efforts. In addition, the Company believes such reconciliations would imply a degree of precision that would be confusing or misleading to investors.

Source: SEC Filings; For a full reconciliation of GAAP to non-GAAP, please visit the investor relations portion of the Carbonite web site – investor.carbonite.com

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